EXHIBIT 10.12.4
                          AMENDMENT NO. 6


     This Amendment No. 6 dated effective as of September 30,
1999 ("Amendment") is by Union Bank of California, N.A. and Den norske Bank ASA (collectively, the "Banks") in favor of RAM
Energy, Inc., a Delaware corporation ("Borrower").

                           INTRODUCTION

     A. The Borrower, the Banks and Union Bank of California, N.A., as agent for the Banks (the "Agent"), have entered into the Second Amended and Restated Credit Agreement dated as of
February 3, 1998, as amended by Amendment No. 1 and Waiver dated as of August 17, 1998, Amendment No. 2 and Waiver dated as of March 31, 1999, Amendment No. 3 and Consent and Waiver dated as of August 12, 1999, Amendment No. 4 dated as of September 2, 1999 and Amendment No. 5 and Consent and Waiver dated as of September 28, 1999 (as amended, the "Credit Agreement").

     B. The Borrower has requested that the Banks amend certain provisions of the Credit Agreement.

     C. The Banks are willing to consent to such amendments subject to the terms of this Amendment.

     THEREFORE, the Agent, the Borrower and the Banks hereby agree as follows:

     Section 1. Definitions; References. Unless otherwise defined in this Amendment, each term used in this Amendment which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement.

     Section 2. Amendments. The Credit Agreement shall, subject to the terms of this Amendment, be amended as follows:

     (a) Section 4(a) of Amendment No. 3 and Consent and Waiver is amended (i) to reduce the amount of mandatory prepayment due September 30, 1999, from $10,000,000 to $4,905,000, and (ii) to delete each of the other mandatory prepayments due on December 31, 1999, March 31, 2000 and June 30, 2000.

     (b) Section 3(e) of Amendment No. 3 and Consent and Waiver is amended to conform the reference to the prepayment due
September 30, 1999, to the reduced amount set out in subparagraph
(a) next above.

     (c) The applicable provisions of the Credit Agreement are amended to authorize the release and distribution of (i) $2,500,000 of the funds in the Cash Collateral Account to Den Norske Bank ASA and $2,000,000 of the funds in the Cash Collateral Account to Union Bank of California, N.A., respectively, as a prepayment of their outstanding Revolving Advances and permanent reduction of their Revolving Commitments and in satisfaction of the mandatory prepayment due on September 30, 1999 and (ii) all amounts remaining in the Cash Collateral Account to the Borrower up to but not to exceed the sum of $505,000.

     (d)  The definition of "Revolving Maturity Date" in Section
1.01 of the Credit Agreement is amended by replacing "February 2, 2003" with "December 31, 1999".

     Section 3. Effectiveness. This Amendment shall become effective upon the date first set forth above when the Agent shall have received from the Borrower and each of the Banks duly and validly executed originals of this Amendment.

     Section 4. Representations and Warranties. The Borrower represents and warrants that (a) the execution, delivery and performance of this Amendment are within the corporate power and authority of the Borrower and have been duly authorized by appropriate proceedings, (b) the Liens under the Security Documents are valid and subsisting and secure the Borrower's obligations under the Credit Agreement, (c) the representations and warranties of the Borrower contained in the Credit Documents are true and correct as of the date hereof, except as otherwise previously disclosed to the Agent, and (d) no Default has occurred and is continuing as of the date hereof.

     Section 5.     Choice of Law.   This Amendment shall be
governed by and construed and enforced in accordance with the laws of the State of Texas.

     Section 6. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original. Delivery of an executed counterpart of this Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

     This written agreement and the Credit Documents, as defined in the Credit Agreement, represent the final agreement among the parties and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements of the parties.

     There are no unwritten oral agreements between the parties.

     EXECUTED as of the date first set forth above.

                               UNION BANK OF CALIFORNIA, N.A.


                              By:     CARL STUTZMAN
                              Name:   Carl Stutzman
                              Title:  Senior Vice President


                              By:     DUSTIN GASPARI
                              Name:   Dustin Gaspari
                              Title:  Assistant Vice President


                              DEN NORSKE BANK ASA


                              By:     J. MORTEN KREUTZ
                              Name:   J. Morten Kreutz
                              Title:  First Vice President


                              By:     LASSE WAGENE
                              Name:   Lasse Wagene
                              Title:  Vice President


Acknowledged and accepted this
30th day of September, 1999.


RAM ENERGY, INC.


By:  LARRY E. LEE
     Larry E. Lee
     President